UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2013
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-4777
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
 _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 8, 2013, Hi-Crush Operating LLC, a subsidiary of Hi-Crush Partners LP (the “Partnership”), entered into a six-year supply agreement for frac sand with Baker Hughes Oilfield Operations, Inc. (“Baker Hughes”). The supply agreement amends and restates the supply agreement entered into in May 2012 between Hi-Crush Operating LLC and Baker Hughes, and requires Baker Hughes to purchase minimum volumes of frac sand each month.

Item 8.01. Other Events.

On October 10, 2013, the Partnership announced that Hi-Crush Operating LLC had entered into a settlement agreement with Baker Hughes pursuant to which Hi-Crush Operating LLC and Baker Hughes agreed to jointly dismiss the previously disclosed litigation between the parties. In connection with the settlement agreement, the parties have entered into a six-year supply agreement. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

On October 10, 2013, the Partnership issued a press release announcing the entry into a six-year supply agreement between Hi-Crush Operating LLC and Baker Hughes and the settlement of the previously disclosed litigation between such parties. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated October 10, 2013
Forward Looking Statements
Some of the information in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “expect,” “estimate,” “anticipate,” “could,” “future” or “believe” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Partnership’s reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A of the Partnership’s Form 10-K for the fiscal year ended December 31, 2012 and any subsequently filed Form 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. The Partnership’s forward looking statements speak only as of the date made and the Partnership undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: October 10, 2013	By:	/s/ Mark C. Skolos
Mark C. Skolos
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Press Release dated October 10, 2013